Related Party Transactions	12 Months Ended
Dec. 31, 2013
Related Party Transactions [Abstract]
Related Party Transactions

18) Related Party Transactions

(a) Related Parties

Historically, the Combined Entity operated as an integrated part of KNOT. KNOT is owned 50% by TSSI and 50% by Nippon Yusen Kaisha (“NYK”). TSSI also controls 99% of KOAS, which subcontracts services from Knutsen OAS Management AS, which served as the vessel management companies for KNOT and its subsidiaries until June 30, 2012. As of July 1, 2012, KNOT Management AS, a 100% owned subsidiary of KNOT, assumed responsibility for the commercial and technical management of the Vessels.

The Partnership has been charged by KNOT, KOAS and TSSI for commercial services related to the charters, technical and operational support related to the operation of the Vessels, certain administrative costs and finance fees. Consequently, for the periods prior to April 16, 2013, for the purpose of the Consolidated and Combined Entity’s statements of operations, these costs and fees include allocations as described above and in Note 2(a)—Summary of Significant Accounting Policies: Basis of Preparation.

On February 18, 2013, the Partnership terminated the Commercial Management Agreements that existed between KNOT Management and the owners of the Windsor Knutsen and the Bodil Knutsen, and on March 20, 2013, the Partnership terminated the Commercial Management Agreements that existed between KNOT Management and the owner of the Fortaleza Knutsen and the Recife Knutsen. In consideration for the termination of the Commercial Management Agreement, a cancellation fee was paid for each Vessel equal to the remuneration to be paid in accordance with the Commercial Management Agreement until the expiration of the time charter and bareboat for each Vessel. The cancellation fees have been charged to the Consolidated and Combined Entity’s statements of operations as described in Note 2(a)—Summary of Significant Accounting Policies: Basis of Preparation. On February 18, 2013, the existing technical management agreements were amended. These agreements govern the crew, technical and commercial management of the Vessels. The Windsor Knutsen and the Bodil Knutsen, which operate under time charters, are subject to amended technical management agreements pursuant to which certain crew, technical and commercial management services are provided by KNOT Management. Under these amended technical management agreements, the Partnership’s subsidiaries pay fees to and reimburse the costs and expenses of KNOT Management. The Fortaleza Knutsen and the Recife Knutsen operate under bareboat charters, and, as a result, the customer is responsible for providing the crew, technical and commercial management of the vessel.

On March 25, 2013, the Partnership entered into an administrative services agreement with KNOT UK, pursuant to which KNOT UK provides administrative services, and KNOT UK is permitted to subcontract certain of the administrative services provided under the administrative services agreement to KOAS UK and KOAS. Certain of the services intended to be provided to the Partnership by KOAS have been performed by KNOT under the same terms as the services provided to the Partnership by KOAS.

The amounts of such costs and expenses included in the audited condensed consolidated and combined carve-out statements of operations for the years ended December 31, 2013, 2012 and 2011 are as follows:

	Year Ended December 31,
(U.S. Dollars in thousands)	2013	2012	2011
Statements of operations:
Time charter and bareboat revenues:
Commercial commission fee from KNOT to Vessels (1)	$95	$775	$544
Cancellation fee from KNOT to Vessels (2)	3,448	—	—
Operating expenses:
Technical and operational management fee from KOAS to Vessels (3)	—	436	742
Technical and operational management fee from KNOT to Vessels (3)	1,073	426	—
General and administrative expenses:
Administration fee from KNOT (4)	510	359	52
Administration fee from KOAS (4)	392	—	—
Administration fee from KOAS UK (4)	112	—	—
Accounting service fee from KNOT (5)	27	17	8
IPO administration cost from KNOT (6)	454	877	—
Finance income (expense):
Financing service fee from KNOT to Vessels (7)	—	3	368
Interest expense charged from KNOT (8)	336	1,654	1,764
Interest income charged to TSSI (8)	(10)	—	—
Guarantee commission from TSSI to Vessels (9)	210	818	860
Guarantee commission from KNOT to Vessels (9)	424	1,388	595

Total	$7,071	$6,753	$4,933

(1)	Commercial commission fee from KNOT to Vessels: KNOT provides commercial services related to negotiating and maintaining the charters. KNOT invoices a fixed percentage of revenue as a commercial commission fee for these services.
(2)	Cancellation fee from KNOT to Vessels: In consideration for the termination of the Commercial Management Agreement, a cancellation fee was paid for each Vessel equal to the remuneration to be paid in accordance with the Commercial Management Agreement until the expiration of the time charter for each Vessel. As the cancellation fee relates to the commercial commission fee, it has been presented as part of operating income, consistent with the presentation of commissions.
(3)	Technical and operational management fee from KOAS and KNOT to Vessels: KOAS and KNOT provide technical and operational management of the vessels on time charter including crewing, purchasing, maintenance and other operational, bookkeeping and administrative support. For bareboat charters, KOAS provides bookkeeping and administrative support. KOAS invoices a fixed amount per day per vessel based upon providing either time charter or bareboat charter services. In addition, there is also a charge for 24-hour emergency response services provided by KOAS for all vessels managed by KOAS and KNOT. The direct cost for the response services has been allocated to all vessels without a mark-up based upon the number of vessels managed by KOAS and KNOT.
(4)	Administration fee from KNOT, KOAS and KOAS UK: Administration costs include the compensation and benefits of KNOT management and administrative staff as well as other general and administration expenses. Net administration costs are total administration cost plus a 5% margin, reduced for the total fees for services delivered by the administration staffs (the accounting service fees (see (5) below), the financing service fees (see (6) below) and the estimated shareholder costs for KNOT that have not been allocated. As such, the level of net administration costs as a basis for the allocation can vary from year to year based on the administration and financing services offered by KNOT to all the vessels in its fleet each year.
(5)	Accounting service fee from KNOT: KNOT invoiced each subsidiary a fixed fee for the preparation of the statutory financial statements (including Knutsen Shuttle Tankers XII KS, which owns the Recife Knutsen and the Fortaleza Knutsen and Knutsen Shuttle Tankers XII AS). Such charges were allocated to the Bodil Knutsen and the Windsor Knutsen based on the number of vessels in the legal entity until the Bodil Knutsen and the Windsor Knutsen were sold to KNOT Shuttle Tankers 17 AS and KNOT Shuttle Tankers 18 AS as part of the reorganization prior to the IPO.
(6)	IPO administration cost from KNOT: In connection with the preparation of the financial statements and the Form F-1, KNOT has invoiced the actual cost for internal resources, including salaries and administration cost, plus a 5% margin. Since the costs were not incremental cost directly attributable to the IPO, they were expensed as incurred.
(7)	Financing service fee from KNOT to Vessels: KNOT invoiced each vessel for a fixed percentage of the principal of any new loan facilities for vessel financing as compensation for the time and costs of loan negotiations with external banks.
(8)	Interest expense charged from, interest income charged to KNOT/TSSI: KNOT/TSSI invoiced interest expense (income) for any outstanding payables to (receivable from) owners and affiliates to the vessel-owning subsidiaries (including Knutsen Shuttle Tankers XII KS, which owns the Recife Knutsen and the Fortaleza Knutsen and Knutsen Shuttle Tankers XII AS). Since payables to (receivables from) owners and affiliates are not tracked by vessel, balances based upon payments by owners to the shipyard have been allocated to the Bodil Knutsen and the Windsor Knutsen (see Note 2(a)—Summary of Significant Accounting Policies: Basis of Preparation for a description of the allocation principles applied. Interest expense has been allocated based upon the allocated payables to owners and affiliates and the historical interest rates charged.
(9)	Guarantee commission from TSSI/KNOT to Vessels: TSSI and KNOT were guarantors for the Predecessor’s loan facilities (see Note 16—Long-term Debt and Note 18(b)—Related Party Transactions: Guarantees). TSSI and KNOT invoiced an annual commission to each of the Vessels as a fixed percentage of the outstanding balance as compensation for the guarantee.

(b) Guarantees

Pursuant to the Omnibus Agreement, KNOT agreed to guarantee the payments of the hire rate under the existing charters of each of the Bodil Knutsen and the Windsor Knutsen for a period of five years from the closing date of the IPO. The Partnership will not incur any guarantee commissions in the future relating to such guarantees.

Prior to the IPO, the Partnership entered into amended financing agreements with various lenders. The majority of the Partnership’s original external vessel financing agreements have been guaranteed by either KNOT or TSSI, for which a guarantee commission was paid. Following the closing of the IPO and the amendments to the vessel financing agreements, the Partnership guarantees the obligations of the Partnership’s subsidiaries directly under the vessel financing agreements. Therefore, the Partnership will not incur any guarantee commissions on a going forward basis.

(c) Transactions with Management and Directors

Trygve Seglem, the President and CEO of KNOT, has received approximately $427,000 in salary from KNOT Management for the full year of 2012. He also controls Seglem Holding AS, which has a 100% equity interest in TSSI, which controls KOAS. TSSI owns 50% in KNOT. Trygve Seglem owns 70% of the equity interests in Seglem Holding AS, and each of his daughters, Synnøve Seglem and Jorunn Seglem, owns 15% of the equity interests in Seglem Holding AS.

NYK, which own 50% of KNOT, has management and administrative personnel on secondment to KNOT starting in March 2011. The cost for such services was $639,000 for 2012. NYK has no other related party transactions with KNOT.

See footnotes (4) and (5) to Note 18(b)—Related Party Transactions: Related Parties for a discussion of the allocation principles for KNOT’s administrative costs, including management and administrative staff, included in the combined carve-out statements of operations.

In connection with the IPO, KNOT UK entered into an employment agreement with Arild Vik dated March 28, 2013 and effective on April 28, 2013. Arild Vik serves as KNOT UK’s Chief Executive Officer and Chief Financial Officer. His annualized base salary is 200,000 British Pounds. In addition, the employment agreement also provides for a discretionary annual bonus (as determined by the board of directors of KNOT UK), the reimbursement of relocation expenses to the United Kingdom (up to a maximum of 30,000 British Pounds), payment by KNOT UK of housing costs in London, participation in other employment benefits in which other senior executives of KNOT UK participate, 60 working days of paid vacation per year (plus public holidays), and up to 13 weeks of paid sick leave per year. An accrual of $47,000 has been hade to cover insurance and pension expenses for Mr. Vik for 2013.

Non-management directors will each receive a director fee of $40,000 per year. Members of the audit and conflicts committees will each receive a committee fee of $5,000 per year.

(d) Amounts Due from (to) Related Parties

Balances with related parties consisted of the following:

(U.S. Dollars in thousands)	At December 31, 2013	At December 31, 2012
Balance Sheets:
Trading balances due from KOAS	$27	$—
Trading balances due from KNOT and affiliates	50	—

Amount due from related parties	$77	$—

Trading balances due to KOAS	$141	$12,423
Trading balances due to KNOT and affiliates	22	—

Amount due to related parties	$163	$12,423

Amounts due from (to) related parties are unsecured and intended to be settled in the ordinary course of business. They primarily relate to vessel management and other fees due to KNOT and KOAS.

On August 1, 2013, the Partnership acquired KNOT’s 100% interest in Knutsen Shuttle Tankers 13 AS, the company that owns and operates the Carmen Knutsen. See Note 22—Acquisition of the Carmen Knutsen. As part of the financing for the acquisition, KNOT provided the Seller Loan. The Seller Loan is non-amortizing, matures in five years or such other date as the parties agree and bears interest at LIBOR plus a fixed margin of 4.5%. Additionally, the Seller Loan is guaranteed by the Partnership, constitutes a senior debt obligation of the KNOT Shuttle Tankers AS and has priority over any shareholder loans or equity provided to KNOT Shuttle Tankers AS by its owners. The Seller Loan contains customary provisions in case of non-payment or bankruptcy proceedings and carries a default interest of LIBOR plus a fixed margin of 8%. The Seller Loan was reduced by $0.1 million as settlement for the working capital in Knutsen Shuttle Tankers 13 AS.